                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              --------------------

       Date of Report (Date of earliest event reported): January 29, 1999

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

      PATRIOT AMERICAN HOSPITALITY,                   WYNDHAM INTERNATIONAL, INC.
                   INC.

       (Exact Name of Registrant as                   (Exact Name of Registrant as
        Specified in its Charter)                      Specified in its Charter)

                 DELAWARE                                       DELAWARE

     (State or Other Jurisdiction of                (State or Other Jurisdiction of
      Incorporation or Organization)                 Incorporation or Organization)

                94-0358820                                     94-2878485

 (I.R.S. Employer Identification Number)        (I.R.S. Employer Identification Number)

          1950 STEMMONS FREEWAY                          1950 STEMMONS FREEWAY
                SUITE 6001                                     SUITE 6001
           DALLAS, TEXAS 75207                            DALLAS, TEXAS 75207
              (214) 863-1000                                 (214) 863-1000

    (Address, Including Zip Code, and              (Address, Including Zip Code, and
Telephone Number, Including Area Code, of      Telephone Number, Including Area Code, of
Registrant's Principal Executive Offices)      Registrant's Principal Executive Offices)
           --------------------                           --------------------
             PAUL A. NUSSBAUM                              JAMES D. CARREKER
        Chairman of the Board and                      Chairman of the Board and
         Chief Executive Officer                        Chief Executive Officer


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






 Patriot American Hospitality, Inc.        Wyndham International, Inc.
       1950 Stemmons Freeway                  1950 Stemmons Freeway
             Suite 6001                             Suite 6001
        Dallas, Texas 75207                    Dallas, Texas 75207
           (214) 863-1000                         (214) 863-1000
(Name, Address, Including Zip Code,    (Name, Address, Including Zip Code,
  and Telephone Number, Including        and Telephone Number, Including
  Area Code, of Agent of Service)        Area Code, of Agent of Service)

                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                              --------------------

ITEM 5.  OTHER EVENTS.

CREDIT FACILITY AMENDMENT

     Patriot American Hospitality, Inc. ("Patriot") and Wyndham
International, Inc. (the "Companies") have received consents from Patriot's bank group to amend the terms of Patriot's $2.7 billion bank credit facility.

     Under the amended terms, the $350 million payment due January 31, 1999 has been extended to March 31, 1999. The maturity of this $350 million and the $400 million payment due March 31, 1999 have been extended until June 30, 1999, provided that, on or before February 15, 1999, (i) the Companies have entered into a definitive agreement consistent with the December 15, 1998 letter of intent with an investor group proposing to make an equity investment in the Companies of up to $1 billion, and (ii) certain indebtedness of the Companies and the Companies' obligations under their forward equity contracts have been extended through June 30, 1999. In the event the Companies do not sign such definitive agreement, Patriot has agreed to provide additional security to the lenders and the maturity of the above payments will be extended to March 31, 2000, subject to amended covenants and terms.

FORWARD EQUITY TRANSACTIONS

     The Companies have entered into agreements with PaineWebber Financial Products, Inc., NationsBanc Mortgage Capital Corporation and UBS AG, London Branch, the counterparties to the Companies' forward equity transactions, which amend the terms of those transactions. PaineWebber, Nations and UBS have agreed, subject to certain conditions, not to require settlement under their respective forward contracts or to sell the Companies' paired shares through February 15, 1999.

     In addition, the PaineWebber and Nations standstill obligations will be further extended through June 30, 1999, provided that the Companies have entered into a definitive investment agreement which provides, among other things, for a cash settlement of those counterparties' forward equity transactions.

     Each counterparty's standstill obligation will terminate (i) upon the occurrence of certain defaults under the respective forward agreements or under Patriot's credit facility, (ii) if Patriot's stock price declines to $4.50 or below or (iii) if either of the other two counterparties sells shares of Patriot's paired common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS. The following exhibits are filed as a part of this report:

99.1 Amendment and Restatement of Credit Agreement, dated as of January 31, 1999, by and among Patriot American Hospitality, Inc., Patriot American Hospitality Operating Partnership, L.P. and the Lenders named therein.

99.2 Letter Agreement, dated February 1, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial Products, Inc.

99.3 Second Amendment to Agreements, dated November 23, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.4 Third Amendment to Agreements, dated December 10, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.5 Fourth Amendment to Agreements, dated January 4, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.6 Fifth Amendment to Agreements, dated February 1, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.7 Letter Agreement, dated December 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and UBS AG, London Branch.

99.8 Letter Agreement, dated January 29, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and UBS AG, London Branch.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.



Dated: February 3, 1999                    PATRIOT AMERICAN HOSPITALITY, INC.

                                           By: /s/ William W. Evans III
                                              ----------------------------
                                           Name:   William W. Evans III
                                           Title:  President and Chief
                                                   Operating Officer

                                           WYNDHAM INTERNATIONAL, INC.

                                           By: /s/ William W. Evans III
                                              ----------------------------
                                           Name:  William W. Evans III
                                           Title: Executive Vice President

                                  EXHIBIT INDEX

NUMBER         ITEM
------         ----

99.1 Amendment and Restatement of Credit Agreement, dated as of January 31, 1999, by and among Patriot American Hospitality, Inc., Patriot American Hospitality Operating Partnership, L.P. and the Lenders named therein.

99.2 Letter Agreement, dated February 1, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial Products, Inc.

99.3 Second Amendment to Agreements, dated November 23, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.4 Third Amendment to Agreements, dated December 10, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.5 Fourth Amendment to Agreements, dated January 4, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.6 Fifth Amendment to Agreements, dated February 1, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation.

99.7 Letter Agreement, dated December 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and UBS AG, London Branch.

99.8 Letter Agreement, dated January 29, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and UBS AG, London Branch.